UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

364-Day Bridge Loan Agreement

In connection with the acquisition of UST, Inc. (“UST”) by Altria Group, Inc. (“Altria”), Altria entered into a 364-Day Bridge Loan Agreement (the “Bridge Loan Agreement”) on December 19, 2008 with the lenders named therein, JPMorgan Chase Bank, N.A. (“JPMCB”) and Goldman Sachs Credit Partners L.P., as administrative agents, Citicorp North America, Inc., Barclays Bank PLC, Deutsche Bank Securities Inc., Santander Investment Securities Inc., HSBC Securities (USA) Inc. and The Bank of Nova Scotia, as syndication agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Deutsche Bank Securities Inc., Santander Investment Securities Inc., HSBC Securities (USA) Inc. and The Bank of Nova Scotia, as co-arrangers. The Bridge Loan Agreement provides for borrowings up to an aggregate principal amount of $5.08 billion at prevailing interest rates which will be based, in part, on Altria’s long-term senior unsecured debt rating and requires that commitments thereunder be reduced or any borrowings thereunder be repaid by an amount equal to 100% of the net proceeds of any specified capital markets financing transaction (such as the issuance of Altria’s 7.125% Notes due 2010, which is described in more detail below under Item 8.01), as described in the Bridge Loan Agreement. The Bridge Loan Agreement expires 364 days from the date the UST acquisition is consummated. Altria’s obligations under the Bridge Loan Agreement are guaranteed by Philip Morris USA Inc. (“PM USA”), a wholly-owned subsidiary of Altria.

The Bridge Loan Agreement requires that Altria maintain (i) a ratio of consolidated debt to consolidated EBITDA of not more than 3.0 to 1 and (ii) a ratio of consolidated EBITDA to consolidated interest expense of not less than 4.0 to 1.

The description of the Bridge Loan Agreement above is a summary and is qualified in its entirety by reference to the Bridge Loan Agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 8.01.	Other Events.

Amendment to 5-Year Revolving Credit Agreement

On December 19, 2008, Altria received consents to amend its 5-Year Revolving Credit Agreement (the “5-Year Revolver”) from the requisite lenders thereunder. The amendment increases Altria’s maximum ratio of debt to consolidated EBITDA to 3.0 to 1, which is an increase from the previous maximum ratio of 2.5 to 1. Except as set forth in the amendment, the terms and conditions of the 5-Year Revolver remain unchanged.

The lenders under both the 5-Year Revolver and the Bridge Loan Agreement and their affiliates have various relationships with Altria and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services.

Issuance of 7.125% Notes due 2010

On December 22, 2008, Altria issued $775,000,000 aggregate principal amount of its 7.125% Notes due 2010 (the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among Altria, PM USA, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes are guaranteed by PM USA. PM USA’s guarantee was issued pursuant to the Indenture, and evidenced by a guarantee agreement made by PM USA in favor of the Trustee for the Notes (the “Guarantee Agreement”).

The Notes will be Altria’s senior unsecured obligations and will rank equally in right of payment with all of Altria’s existing and future senior unsecured indebtedness. The Guarantee Agreement will be PM USA’s senior unsecured obligation and will rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On December 18, 2008, Altria and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Altria agreed to issue and sell the Notes to the Underwriters on the terms and conditions specified therein. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the Notes is payable on June 22 and December 22 of each year, commencing June 22, 2009, to holders of record on the preceding June 7 or December 7, as the case may be. The Notes will mature on June 22, 2010.

Altria has filed with the Securities and Exchange Commission a Prospectus dated November 4, 2008 (Registration No. 333-155009) and a Prospectus Supplement dated December 18, 2008 in connection with the public offering of the Notes.

As noted under Item 1.01 above, the Bridge Loan Agreement requires that commitments thereunder be reduced or any borrowings thereunder be repaid by an amount equal to 100% of the net proceeds of any specified capital markets financing transaction. Consequently, commitments under the Bridge Loan Agreement will be reduced by an amount equal to the net proceeds (after expenses) from Altria’s offering of the Notes.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreement are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Altria’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated December 18, 2008, among Altria, PM USA and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 7.125% Notes due 2010

4.2	Form of 7.125% Note due 2010

5.1	Opinion of Hunton & Williams LLP

10.1	364-Day Bridge Loan Agreement, dated as of December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Sean X. McKessy
Name:	Sean X. McKessy
Title:	Corporate Secretary

DATE: December 22, 2008

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of Altria’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated December 18, 2008, among Altria, PM USA and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Santander Investment Securities Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 7.125% Notes due 2010

4.2	Form of 7.125% Note due 2010

5.1	Opinion of Hunton & Williams LLP

10.1	364-Day Bridge Loan Agreement, dated as of December 19, 2008